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                                                                    EXHIBIT 10.1



                              PI PARENT CORPORATION

                                 1993 STOCK PLAN
                      (as amended through August 27, 1998)


        1. Purposes of the Plan. The purposes of this Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. Options granted under the Plan may be incentive stock options or non-statutory stock options, as determined by the Committee at the time of grant.

        2. Definitions. As used herein, the following definitions shall apply:

               (a) "Applicable Laws" means the legal requirements relating to the administration of stock option plans under state corporate law, federal and state securities laws, the Code, and of any applicable stock exchange.

               (b) "Board" means the Board of Directors of the Company.

               (c) "Code" means the Internal Revenue Code of 1986, as amended.

               (d) "Committee" means the compensation committee appointed by the Board in accordance with Section 4 of the Plan.

               (e) "Common Stock" means the Class D Common Stock of the Company and any other class of stock into which the Class D Common Stock is subsequently converted.

               (f) "Company" means PI Parent Corporation, a Delaware corporation.

               (g) "Company Common Stock" means the common stock of the Company, including the class A common stock, the class B common stock, the class C common stock and the Common Stock and each class of common stock into which such shares are converted.

               (h) "Consultant" means any person, including an advisor, engaged by the Company or any Parent or Subsidiary to render services and who is compensated for such services and who does not render such services as an Employee.

               (i) "Continuous Status as an Employee or Consultant" means that the employment or consulting relationship is not interrupted or terminated by the Company, any Parent or Subsidiary. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) any leave of absence approved by the Committee, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by



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contract (including certain Company policies) or statute; or (ii) transfers between locations of the Company or between the Company, its Parent, its Subsidiaries or its successor.

               (j) "Convertible Securities" means securities convertible into or exchangeable for Company Common Stock, including, without limitation, debt, equity, or hybrid debt-equity securities.

               (k) "CVC" means Citicorp Venture Capital, Ltd.

               (l) "Director" means a member of the Board.

               (m) "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

               (n) "Employee" means any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

               (o) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

               (p) "Fair Market Value" means, as of any date of determination, the value of Company Common Stock determined as follows:

                      (i) If the Company Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported, as quoted on such exchange or system for the last market trading day prior to the time of determination) as reported in The Wall Street Journal or such other source as the Committee deems reliable;

                      (ii) If the Company Common Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for such stock or;

                      (iii) In the absence of an established market for the Company Common Stock, the Fair Market Value thereof shall be determined in good faith by the Committee in conjunction with a qualified independent appraiser.

               (q) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

               (r) "Initial Public Offering" means an offering of shares of Common Stock to the public (other than to employees or in connection with an acquisition) registered under Form S-1 (or



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any successor form) with the SEC under the Securities Act of 1933, as amended.

               (s) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

               (t) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

               (u) "Option" means a stock option granted pursuant to the Plan.

               (v) "Optioned Stock" means the Common stock subject to an Option.

               (w) "Optionee" means an Employee or Consultant who receives an Option, or in the event of death or disability, such individual's estate or personal representative.

               (x) "Outside Director" means a member of the Board who is neither an Employee nor a Consultant and whom qualifies as an Outside Director under
Section 162(m) of the Code and any regulations promulgated thereunder.

               (y) "Over-Allotment Option Lapse Date" means the earlier of (1) the date the underwriters to the Initial Public Offering have either exercised or opted not to exercise their over-allotment option in full, or (2) the date of the expiration of the term of such over-allotment option.

               (z) "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

               (aa) "Plan" means this 1993 Stock Option Plan.

               (ab) "Private Placement" means the Company sells shares of Company Common Stock, Convertible Securities or derivative securities related thereto (other than pursuant to this Plan).

               (ac) "Share" means a share of the Common Stock, as adjusted in accordance with Section 11 below.

               (ad) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

        3. Stock Subject to the Plan. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares that may be optioned and sold under the Plan is 5,459,242 Shares. The 5,459,242 Share amount reflects (i) the 1,589,621 Shares originally authorized, (ii) the 490,000 Share increase approved by the Company's stockholders on August 6, 1996, (iii) the 2:1 stock split effected September 1, 1997 and (iv) the 1,300,000 share increase approved by the Company's stockholders on July 30, 1998. The Shares may be authorized, but unissued, or



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reacquired Common Stock, or both.

               If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. However, should the Company reacquire Shares which were issued pursuant to the exercise of an Option, such Shares shall not become available for future grant under the Plan.

        4. Administration of the Plan.

               (a) Initial Plan Procedure and Limitations. Prior to the date, if any, of an Initial Public Offering or of a registered public offering of debt securities by the Company, the Plan shall be administered by the compensation committee of the Board, which Committee shall be composed solely of two or more Outside Directors; provided, however, that such Committee shall not have the discretionary authority to modify, amend or waive any provision of outstanding Options.

               (b) Plan Procedure After the Date, if any, of the Initial Public Offering or a Registered Public Offering of Debt Securities. After the date, if any, of the Initial Public Offering or a registered public offering of debt securities by the Company until the date upon which CVC's aggregate ownership of the Company Common Stock becomes an amount less than ten percent of the Company Common Stock, the Plan shall also be administered by the compensation committee appointed by the Board; which Committee shall be composed solely of two or three (but no more than three) Outside Directors, at least one of whom shall be a designee of CVC; provided, however, that such Committee shall have the discretionary authority to take any actions with respect to any outstanding options only with at least a two-thirds vote of the Committee or, in the alternative, upon a majority vote of the Committee ratified by approval of at least two-thirds of the Board.

        After the date, if any, upon which CVC's aggregate ownership of the Company Common Stock becomes an amount less than ten percent of the Company Common Stock, the Plan shall also be administered by the compensation committee appointed by the Board; which Committee shall be composed of two or more Outside Directors, and which Committee shall have the full discretionary authority to take all actions as described herein upon a majority vote of such Committee.

        Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. Subject to the requirement set forth above that during a certain period at least one member of the Committee shall be a designee of CVC, from time to time the Board may increase the size of the Committee (but not to a size of more than three members so long as CVC owns at least 10% of the Company Common Stock, and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, all to the extent permitted by Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan.

               (c) Powers of the Committee. Subject to (i) the provisions of the Plan, (ii) the specific limitations on the Committee's exercise of discretion set forth earlier in this Section, (iii) the

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specific duties delegated by the Board to such Committee, and (iv) the approval of any relevant authorities, including the approval, if required, of any stock exchange upon which the Common Stock is listed, the Committee shall have the authority, in its discretion:

                      (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(p) of the Plan;

                      (ii) to select the Consultants and Employees to whom Options may from time to time be granted hereunder;

                      (iii) to determine whether and to what extent Options are granted hereunder;

                      (iv) to determine the number of shares of Common Stock to be covered by each such award granted hereunder;

                      (v) to approve forms of agreement for use under the Plan; provided, however, that the forms of stock option agreement and exercise notice used in successive stock option grants to Robert S. Cecil and the PI Parent Corporation management team (the "Initial Optionees") shall be identical (except as to number of shares and exercise price and as to any changes which would have no adverse effect upon the Initial Optionees) to those forms of stock option agreement and exercise notice used in the initial grants under this Plan to the Initial Optionees;

                      (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration, and any restriction or limitation regarding any Option or the shares of Common Stock relating thereto, based in each case on such factors as the Committee, in its sole discretion, shall determine;

                      (vii) to determine whether and under what circumstances an Option may be settled in cash under subsection 9(d) instead of Common Stock;

                      (viii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted; and

                      (ix) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan.

               (d) Effect of Committee's Decision. All decisions, determinations and interpretations of the Committee shall be final and binding on all Optionees and any other holders of any Options.



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        5.     Eligibility

               (a) Nonstatutory Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option may, if otherwise eligible, be granted additional Options. Outside Directors are not eligible to participate in the Plan.

               (b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options.

               (c) For purposes of Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

               (d) The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

               (e) The following limitations shall apply to grants of Options:

                      (i) No Employee or Consultant shall be granted in any fiscal year of the Company, Options to purchase more than 15,966 Shares; and

                      (ii) Over the term of the Plan, no Employee or Consultant shall be granted Options to purchase more than 15,966 Shares.

        The foregoing limitations set forth in this Section 5(e) are intended to satisfy the requirements applicable to Options intended to qualify as "performance-based compensation" (within the meaning of Section 162(m) of the Code) and are subject to an automatic proportionate increase in the event of an increase to either the Shares issuable pursuant to the Plan or to the Shares issuable pursuant to a particular Option under Sections 3 and 11 herein. In the event the Committee determines that such limitations are not required to qualify Options as performance-based compensation, the Committee may modify or eliminate such limitations.

        6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company as described in Section 17 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 13 of the Plan.



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        7. Term of Option. The term of each Option shall be the term stated in the Option Agreement; provided, however, that the term shall be no more than ten
(10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter germ as may be provided in the Option Agreement.

        8.     Option Exercise Price and Consideration.

               (a) The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Committee, but shall be subject to the following in the case of an Incentive Stock Option:

                      (i) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                      (ii) granted to any Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

               (b) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Committee.

               (c) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Committee (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) other Shares which (x) in the case of Shares acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (4) delivery of a properly executed exercise notice together with such other documentation as the Committee and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or margin loan proceeds required to pay the exercise price, (5) any combination of the foregoing methods of payment, or (6) such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws.

        9. Exercise of option.

               (a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Committee, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.



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                      An Option shall be deemed to be exercised when written
notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Committee, consist of any consideration and method of payment allowable under Section 8(c) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

                      Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

               (b) Termination of Employment or Consulting Relationship. This entire paragraph being subject to the terms of an individual Optionee's employment agreement with the Company and to the terms of option agreements with respect to Options granted before April 23, 1996, upon termination of an Optionee's Continuous Status as an Employee or Consultant, the Optionee may exercise his or her Option within sixty (60) days from the date of termination. If, on the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within such sixty (60) day period, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

               (c) Rule l6b-3. Options granted to persons subject to Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

               (d) Buyout Provisions. The Committee may at any time offer to buy out for a payment in cash or Shares, or may specify at the time of award the circumstances under which an Optionee may sell for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Optionee at the time that such offer or award is made.

               (e) Amendment of Registration Agreement and Stockholder Agreement. In an effort to ensure that grantees of Options under the Plan are able, upon the conversion of such Options into Common Stock, to participate in those benefits and obligations of ownership of Common Stock offered to the other holders thereof, the Company agrees promptly upon the adoption of the Plan to take such action, and to use its best efforts to request its existing stockholders to take such action, as may be necessary to:



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                      (i) amend the definition of "Executive Stock Agreements"
        set forth in the Amended and Restated Registration Agreement dated as of December 29, 1989 by and among the Company and its stockholders, as amended (the "Registration Agreement") to include the Plan. The effect of such amendment will be to provide such holders acquiring Common Stock pursuant to the Plan with the demand registration rights and piggy-back registration rights set forth in Sections 1 and 2, respectively, of the Registration Agreement; and

                      (ii) amend the following provisions set forth in the Amended and Restated Stockholder Agreement dated as of December 29, 1989 by and among the Company and its stockholders, as amended (the "Stockholder Agreement"):

                             (A) Section 2(a)(iii) of the Stockholder Agreement to provide that Robert S. Cecil shall have the right to nominate one person to the Board for so long as he is the chief executive officer of the Company;

                             (B) the definition of "Executive" set forth in the Stockholder Agreement to include all Optionees under the Plan. The effect of such amendment will be to provide such holders at any time after they purchase Shares hereunder with the limited purchase rights set forth in Section 7 of the Stockholder Agreement;

                             (C) Amend Section 6 of the Stockholder Agreement to include as "Participants" (as defined therein) the holders of Common Stock issued pursuant to the Plan. The effect of such amendment will be to provide such holders with the co-sale rights set forth in Section 6.

                             (D) Amend Section 8 of the Stockholder Agreement to provide that the approval of Robert S. Cecil will be required to consent to any "Freeze-Out" (as defined therein).

        10. Non-Transferability of Options. Except as otherwise determined by the Committee, Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

        11. Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger. Sale of Assets or Change of Control.

               (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, in the event of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification of the Company Common Stock, or any other increase or decrease in the number of issued shares of Company Common Stock or in the number or amount of Convertible Securities effected without receipt of consideration by the Company (provided, however, that for purposes of this paragraph, conversion of any Convertible Securities of the Company that are issued subsequent to the date of the adoption of this Plan, including, without limitation, the conversion of



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any such preferred stock of the Company into Common Stock, shall not be deemed to have been "effected without receipt of consideration"), the number of shares of Common Stock covered by each outstanding Option (including Options exercised but as to which stock certificates have not been issued), and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted so that such Options' claim on assets, earnings and voting power remains the same before and after any increase or decrease in the number of issued shares of Common Stock resulting from such event. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. In the event that the Company undertakes any corporate separation or division, including, without limitation, a split-up, split-off or spin-off, the Committee shall provide that the holder of each Option shall receive, upon a subsequent exercise of his or her Option, the same per share consideration for each Share exercised that stockholders of the Company received for each share of their holdings pursuant to the corporate separation or division. In the event that the Company offers for sale any Company Common Stock or any Convertible Securities for an initial consideration price per share of Company Common Stock less than the Fair Market Value (as if the defined term "Fair Market Value" in Section 2(p) herein applied to Convertible Securities as well as to Company Common Stock) of such securities, and in the further event that sales pursuant to such offerings result in the Fair Market Value of the Common Stock declining, the per share exercise price of each outstanding Option shall be adjusted so that the ratio of the exercise price to the Fair Market Value of the Common Stock before and after the closing of such sales remains constant. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

               (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Committee shall notify the Optionee at least thirty (30) days prior to such proposed action. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action.

               (c) Merger, Sale of Assets or Change of Control. In the event of a "Change of Control" (as defined below), the Committee shall provide for the Optionee to have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be exercisable. In such event, the Committee shall notify the Optionee that the Option shall be exercisable for a period of not less than thirty (30) days from the date of such notice. For these purposes, a "Change of Control" shall mean the occurrence of any of the following events:

                      (i) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) other than CVC and each of its affiliates becomes the "beneficial owner" (as defined in Rule l3d-3 under said Act), directly or indirectly, of securities of the Company representing forty percent (40%) or more of the total voting power represented by the Company's then outstanding voting securities; or



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                      (ii) A change in the composition of the Board occurring
within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" shall mean directors who (a) are directors of the Company as of the date this Plan is adopted, (b) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company) or (c) are elected in accordance with the terms of the Board Designation Agreement dated as of October 22, 1993, among CVC and the Company; or

                      (iii) A merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least seventy percent (70%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially of the Company's assets.

        For purposes of this paragraph 11(c), references to the "Company" shall mean each of the Company, PI Holdings Inc., a Delaware corporation, and Plantronics, Inc., a Delaware corporation.

        12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Committee makes the determination granting such Option, or such other date as is determined by the Committee. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

        13. Amendment and Termination of the Plan.

               (a) Amendment and Termination. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of the NASD or an established stock exchange), the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

               (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Company, which agreement must be in writing and signed by the Optionee and the Company.

        14. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the



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exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

               As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

        15. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

        The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained; provided, however, that the Company shall use its best efforts to obtain such authority; provided, further, that if the Company fails to obtain such authority, the Company shall pay to Optionees such amounts as to ensure that the Optionees suffer no economic detriment by virtue of the failure to obtain such authority.

        16. Agreements. Options shall be evidenced by written agreements in such form as the Committee shall approve from time to time.

        17. Stockholder Approval. Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted and within twelve (12) months before or after the date of any increase in the number of shares available for issuance pursuant to the Plan, to the extent required by Section 422 of the Code and the regulations thereunder. Such stockholder approval shall be obtained in the degree and manner required under applicable state and federal law and the rules of any stock exchange upon which the Common Stock is listed.



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